Exhibit (c)(3)

# Project AUTUMN

## *Supplemental Information Package*

DRAFT

CORPORATE FINANCE

DRAFT

February 9, 2002

William Blair & Company

Investment Banking ▪ Equity Research ▪ Institutional & Private Brokerage ▪ Asset Management ▪ Private Capital

William Blair & Company, L.L.C. 222 West Adams Street Chicago, Illinois 60606 312.236.1600 www.williamblair.com

CHICAGO HARTFORD LONDON SAN FRANCISCO TOKYO VADUZ ZURICH

# HISTORICAL INSTITUTIONAL OWNERSHIP


$100,000
$80,000
$60,000
$40,000
$20,000
$-
40.0%
32.0%
24.0%
16.0%
8.0%
0.0%
35.1%
28.1%
30.7%
19.1%
22.8%
25.7%
19.2%
18.6%
14.7%
16.6%
16.3%
15.0%
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Market Value of Institutional Holdings ($000's)
% Institutional Ownership

DRAFT

# HISTORICAL INSTITUTIONAL OWNERSHIP

## *Average Total Value Traded per Quarter*



Average Total Value Traded per Quarter ($000's)
$2,000
$1,500
$1,000
$500
$-
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01

# 2002 FINANCIAL COMPARISON

| | Actual 2001 | Deltek Model 2002 | CFO Model 2002 |
|---|---|---|---|
| **Revenue:** | | | |
| Software | $23,157 | $32,627 | $27,557 |
| Services | 67,046 | 74,011 | 70,439 |
| Third-party Equipment and Software | 2,603 | 2,273 | 2,629 |
| Total Revenue | $92,806 | $108,911 | $100,624 |
| Gross Margin | $52,913 | $69,845 | $60,186 |
| EBITDA | $12,994 | $21,137 | $14,553 |
| EBIT | $5,258 | $17,233 | $9,853 |
| Net Income | $2,478 | $11,104 | $6,569 |
| EPS | $0.16 | $0.72 | $0.43 |
| ***% Margins*** | | | |
| Gross Margin | *57.0%* | *64.1%* | *59.8%* |
| EBITDA | *14.0%* | *19.4%* | *14.5%* |
| EBIT | *5.7%* | *15.8%* | *9.8%* |
| Net Income | *2.7%* | *10.2%* | *6.5%* |
| ***% Growth from 2001*** | | | |
| Software | | *40.9%* | *19.0%* |
| Services | | *10.4%* | *5.1%* |
| Third-party Equipment and Software | | *-12.7%* | *1.0%* |
| Total Revenue | | *17.4%* | *8.4%* |
| Gross Margin | | *32.0%* | *13.7%* |
| EBITDA | | *62.7%* | *12.0%* |
| EBIT | | *227.8%* | *87.4%* |
| Net Income | | *348.0%* | *165.1%* |

DRAFT

# FINANCIAL SUMMARY

| ($ in thousands) | Actual | Forecast | | | | |
|---|---|---|---|---|---|---|
| | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 |
| Revenue | $92,806 | $100,624 | $109,986 | $120,003 | $131,015 | $143,127 |
| Cost of Revenue | $39,892 | $40,438 | $43,332 | $46,621 | $49,791 | $53,371 |
| Gross Profit | $52,913 | $60,186 | $66,655 | $73,382 | $81,224 | $89,755 |
| Operating Expenses | $43,603 | $49,783 | $53,224 | $57,201 | $62,075 | $67,077 |
| EBITA | $9,311 | $10,403 | $13,431 | $16,182 | $19,148 | $22,678 |
| Amortization of Goodwill | $4,053 | $550 | $455 | $455 | $455 | $0 |
| EBIT | $5,258 | $9,853 | $12,976 | $15,727 | $18,693 | $22,678 |
| Net Income | $2,478 | $6,569 | $8,542 | $10,248 | $12,191 | $14,654 |
| Diluted EPS | $0.16 | $0.43 | $0.55 | $0.65 | $0.77 | $0.91 |
| Depreciation & Amortization | $7,736 | $4,700 | $4,705 | $4,705 | $3,450 | $3,450 |
| EBITDA | $12,994 | $14,553 | $17,681 | $20,432 | $22,143 | $26,128 |
| Capital Expenditures | $2,719 | $5,450 | $3,950 | $3,950 | $3,950 | $3,950 |
| Working Capital | $2,784 | $3,019 | $3,300 | $3,600 | $3,930 | $4,294 |
| *% of Sales* | | | | | | |
| *Gross Profit* | *57.0%* | *59.8%* | *60.6%* | *61.2%* | *62.0%* | *62.7%* |
| *EBITDA* | *14.0%* | *14.5%* | *16.1%* | *17.0%* | *16.9%* | *18.3%* |
| *EBIT* | *5.7%* | *9.8%* | *11.8%* | *13.1%* | *14.3%* | *15.8%* |
| Working Capital | 3.0% | 3.0% | 3.0% | 3.0% | 3.0% | 3.0% |
| *% of Growth* | | | | | | |
| *Revenue* | | *8.4%* | *9.3%* | *9.1%* | *9.2%* | *9.2%* |
| *Gross Profit* | | *13.7%* | *10.7%* | *10.1%* | *10.7%* | *10.5%* |
| *EBITDA* | | *12.0%* | *21.5%* | *15.6%* | *8.4%* | *18.0%* |
| *EBIT* | | *87.4%* | *31.7%* | *21.2%* | *18.9%* | *21.3%* |

DRAFT

# DISCOUNTED CASH FLOW ANALYSIS - PERPETUITY

*(Dollars and shares in thousands)*

| *Years Ending December 31,* | Historical 2001 | Projected 2002 | 2003 | 2004 | 2005 | 2006 |
|---|---|---|---|---|---|---|
| Revenue | $92,806 | $100,624 | $109,986 | $120,003 | $131,015 | $143,127 |
| Cost of Revenue | 39,892 | 40,438 | 43,332 | 46,621 | 49,791 | 53,371 |
| Gross Profit | $52,913 | $60,186 | $66,655 | $73,382 | $81,224 | $89,755 |
| Operating Expenses | 47,656 | 50,333 | 53,679 | 57,656 | 62,530 | 67,077 |
| EBIT | $5,258 | $9,853 | $12,976 | $15,727 | $18,693 | $22,678 |
| Taxes at 40% | | 3,941 | 5,190 | 6,291 | 7,477 | 9,071 |
| EBIT After Tax | | $5,912 | $7,786 | $9,436 | $11,216 | $13,607 |
| Plus: Depreciation & Amortization | | 4,700 | 4,705 | 4,705 | 3,450 | 3,450 |
| Tax Adjusted Unlevered Operating Cash Flow | | $10,612 | $12,491 | $14,141 | $14,666 | $17,057 |
| Less: Capital Expenditures | | $5,450 | $3,950 | $3,950 | $3,950 | $3,950 |
| Less: Incr. (Decr.) in Working Capital | | 235 | 281 | 301 | 330 | 363 |
| Free Cash Flow (FCF) | | $4,927 | $8,260 | $9,890 | $10,386 | $12,743 |

## Perpetuity Valuation Method

| Discount Rate | Present Value of FCF | | Present Value of Free Cash Flow as a Perpetuity Assuming Growth of 5.0% | 6.0% | 7.0% | | Present Value of Enterprise Value 5.0% | 6.0% | 7.0% |
|---|---|---|---|---|---|---|---|---|---|
| 18.0% | $27,054 | | $44,990 | $49,204 | $54,183 | | $72,045 | $76,258 | $81,237 |
| 19.0% | $26,362 | | $40,051 | $43,542 | $47,616 | | $66,412 | $69,904 | $73,977 |
| 20.0% | $25,695 | + | $35,849 | $38,775 | $42,152 | = | $61,544 | $64,471 | $67,847 |
| 21.0% | $25,055 | | $32,242 | $34,719 | $37,550 | | $57,297 | $59,774 | $62,605 |
| 22.0% | $24,438 | | $29,122 | $31,237 | $33,634 | | $53,560 | $55,675 | $58,072 |

| Discount Rate | | Net Debt [1] | | Present Value of Equity Value 5.0% | 6.0% | 7.0% | | Present Value of Equity Value Per Share [2] 5.0% | 6.0% | 7.0% |
|---|---|---|---|---|---|---|---|---|---|---|
| 18.0% | | ($30,383) | | $102,428 | $106,641 | $111,620 | | $6.65 | $6.92 | $7.25 |
| 19.0% | | ($30,383) | | $96,795 | $100,287 | $104,360 | | $6.28 | $6.51 | $6.77 |
| 20.0% | - | ($30,383) | = | $91,927 | $94,854 | $98,230 | = | $5.97 | $6.16 | $6.38 |
| 21.0% | | ($30,383) | | $87,680 | $90,157 | $92,988 | | $5.69 | $5.85 | $6.04 |
| 22.0% | | ($30,383) | | $83,943 | $86,058 | $88,455 | | $5.45 | $5.59 | $5.74 |

DRAFT

# DISCOUNTED CASH FLOW ANALYSIS - EBITDA EXIT MULTIPLE

*(Dollars and shares in thousands)*

| | Historical | Projected | | | | |
|---|---|---|---|---|---|---|
| *Years Ending December 31,* | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 |
| Revenue | $92,806 | $100,624 | $109,986 | $120,003 | $131,015 | $143,127 |
| Cost of Revenue | 39,892 | 40,438 | 43,332 | 46,621 | 49,791 | 53,371 |
| Gross Profit | $52,913 | $60,186 | $66,655 | $73,382 | $81,224 | $89,755 |
| Operating Expenses | 47,656 | 50,333 | 53,679 | 57,656 | 62,530 | 67,077 |
| EBIT | $5,258 | $9,853 | $12,976 | $15,727 | $18,693 | $22,678 |
| Taxes at 40% | | 3,941 | 5,190 | 6,291 | 7,477 | 9,071 |
| EBIT After Tax | | $5,912 | $7,786 | $9,436 | $11,216 | $13,607 |
| Plus: Depreciation & Amortization | | 4,700 | 4,705 | 4,705 | 3,450 | 3,450 |
| Tax Adjusted Unlevered Operating Cash Flow | | $10,612 | $12,491 | $14,141 | $14,666 | $17,057 |
| Less: Capital Expenditures | | $5,450 | $3,950 | $3,950 | $3,950 | $3,950 |
| Less: Incr. (Decr.) in Working Capital | | 235 | 281 | 301 | 330 | 363 |
| Free Cash Flow (FCF) | | $4,927 | $8,260 | $9,890 | $10,386 | $12,743 |

**EBITDA Exit Valuation Method**

| Discount Rate | Present Value of FCF | | Present Value of Terminal Value as a Multiple of 2006 EBITDA 5.0 x | 6.0 x | 7.0 x | | Present Value of Enterprise Value 5.0 x | 6.0 x | 7.0 x |
|---|---|---|---|---|---|---|---|---|---|
| 18.0% | $27,054 | | $57,104 | $68,524 | $79,945 | | $84,158 | $95,579 | $106,999 |
| 19.0% | $26,362 | | $54,744 | $65,693 | $76,642 | | $81,106 | $92,055 | $103,003 |
| 20.0% | $25,695 | + | $52,501 | $63,001 | $73,501 | = | $78,196 | $88,696 | $99,197 |
| 21.0% | $25,055 | | $50,367 | $60,440 | $70,514 | | $75,422 | $85,495 | $95,568 |
| 22.0% | $24,438 | | $48,336 | $58,004 | $67,671 | | $72,774 | $82,442 | $92,109 |

| Discount Rate | | Net Debt [1] | | Present Value of Equity Value 5.0 x | 6.0 x | 7.0 x | | Present Value of Equity Value Per Share [2] 5.0 x | 6.0 x | 7.0 x |
|---|---|---|---|---|---|---|---|---|---|---|
| 18.0% | | ($30,383) | | $114,541 | $125,962 | $137,382 | | $7.43 | $8.18 | $8.92 |
| 19.0% | | ($30,383) | | $111,489 | $122,438 | $133,386 | | $7.24 | $7.95 | $8.66 |
| 20.0% | - | ($30,383) | = | $108,579 | $119,079 | $129,580 | = | $7.05 | $7.73 | $8.41 |
| 21.0% | | ($30,383) | | $105,805 | $115,878 | $125,951 | | $6.87 | $7.52 | $8.18 |
| 22.0% | | ($30,383) | | $103,157 | $112,825 | $122,492 | | $6.70 | $7.32 | $7.95 |

DRAFT

# LEVERAGED BUYOUT ANALYSIS

## Sources and Uses Summary

| Uses of Funds | | Sources of Funds | | % | Int. Rate | Equity % |
|---|---|---|---|---|---|---|
| Purchase Price per Share | $6.50 | Revolver | $0 | 0.0% | 6.0% | |
| Purchase Price of Equity | 99,919 | Senior Term Debt | 25,500 | 35.9% | 7.0% | |
| Plus: Debt Refinanced [1] | 0 | Subordinated Debt | 19,500 | 27.5% | 12.0% | 10.0% |
| Less: Cash [1] | 30,383 | Equity | 26,004 | 36.6% | 0.0% | 90.0% |
| Enterprise Value | 69,536 | Other | 0 | 0.0% | 0.0% | 0.0% |
| Senior Debt Financing Fees [2] | 383 | Total Sources of Funds | $71,004 | 100.0% | | 100.0% |
| Subordinated Debt Financing Fees [2] | 390 | | | | | |
| Advisory Fees [3] | 695 | | | | | |
| Total Uses of Funds | $71,004 | | | | | |

## Cash Flow Analysis

| | Pro Forma | Fiscal Years Ending December 31, | | | | |
|---|---|---|---|---|---|---|
| | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 |
| Net Sales [4] | $92,806 | $100,624 | $109,986 | $120,003 | $131,015 | $143,127 |
| EBITDA [4] | 12,994 | 14,553 | 17,681 | 20,432 | 22,143 | 26,128 |
| Depreciation | 2,319 | 2,700 | 2,800 | 2,800 | 1,545 | 2,000 |
| EBITA [4] | 10,675 | 11,853 | 14,881 | 17,632 | 20,598 | 24,128 |
| Amortization of Intangibles Assets and Fin. Fees | 2,382 | 2,382 | 2,382 | 2,382 | 2,382 | 2,382 |
| EBIT | 8,292 | 9,471 | 12,498 | 15,249 | 18,216 | 21,745 |
| Less: Interest Expense | | | | | | |
| Revolver | 0 | 0 | 0 | 0 | 0 | 0 |
| Senior Term Debt | 1,724 | 1,724 | 1,479 | 1,045 | 516 | 118 |
| Subordinated Debt | 2,340 | 2,340 | 2,340 | 2,340 | 2,340 | 2,340 |
| Total Interest Expense | 4,064 | 4,064 | 3,819 | 3,385 | 2,856 | 2,458 |
| Pre-Tax Profit | | 5,407 | 8,679 | 11,864 | 15,360 | 19,287 |
| Cash Income Taxes @ 40.0% [5] | | 3,063 | 4,372 | 5,646 | 7,044 | 8,615 |
| Net Income | | 2,344 | 4,308 | 6,219 | 8,316 | 10,672 |
| +Depreciation and Amortization | | 5,082 | 5,182 | 5,182 | 3,927 | 4,382 |
| -Capital Expenditures | | 5,450 | 3,950 | 3,950 | 3,950 | 3,950 |
| -Working Capital Requirements | | 235 | 281 | 301 | 330 | 363 |
| Cash Flow Available for Debt Repayment | | $1,742 | $5,259 | $7,151 | $7,963 | $10,741 |
| Cash Flow Available after Debt Repayment | | $0 | $0 | $0 | $0 | $7,356 |

## Coverages & Debt Amortization

| | Pro Forma | Fiscal Years Ending December 31, | | | | |
|---|---|---|---|---|---|---|
| | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 |
| EBITA Interest Coverage | 2.6x | 2.9x | 3.9x | 5.2x | 7.2x | 9.8x |
| EBITDA Interest Coverage | 3.2x | 3.6x | 4.6x | 6.0x | 7.8x | 10.6x |
| Cumulative Total Debt Repaid | N/A | 3.9% | 15.6% | 31.4% | 49.1% | 56.7% |
| Cumulative Senior Term Debt Repaid | N/A | 6.8% | 27.5% | 55.5% | 86.7% | 100.0% |
| EBITDA | $12,994 | $14,553 | $17,681 | $20,432 | $22,143 | $26,128 |
| Senior Debt / EBITDA | 2.0x | 1.6x | 1.0x | 0.6x | 0.2x | 0.0x |
| Total Debt / EBITDA | 3.5x | 3.0x | 2.1x | 1.5x | 1.0x | 0.7x |
| Total Debt / Total Capitalization | 63.4% | 60.4% | 53.8% | 44.2% | 32.7% | 25.2% |

## Capitalization

| | At | Fiscal Years Ending December 31, | | | | |
|---|---|---|---|---|---|---|
| | Closing | 2002 | 2003 | 2004 | 2005 | 2006 |
| Revolver | $0 | $0 | $0 | $0 | $0 | $0 |
| Senior Term Debt | 25,500 | 23,758 | 18,499 | 11,349 | 3,385 | 0 |
| Subordinated Debt | 19,500 | 19,500 | 19,500 | 19,500 | 19,500 | 19,500 |
| Equity | 26,004 | 28,348 | 32,656 | 38,874 | 47,190 | 57,862 |
| Total Capitalization | $71,004 | $71,606 | $70,655 | $69,723 | $70,076 | $77,362 |
| Cash Balance [1] | $0 | $0 | $0 | $0 | $0 | $7,356 |

## Return Calculation

| | 2006 EBITDA Exit Multiple | | |
|---|---|---|---|
| | 5.0x | 6.0x | 7.0x |
| Subordinated Debt IRR | 20% | 22% | 23% |
| Equity IRR | 33% | 38% | 43% |

## Purchase Price Multiple Analysis [6]

| | 2001 | 2002 | 2003 |
|---|---|---|---|
| Net Sales | 0.7 x | 0.7 x | 0.6 x |
| EBITDA | 5.4 x | 4.8 x | 3.9 x |
| EBITA | 6.5 x | 5.9 x | 4.7 x |

## Intangible Asset Amortization Calculation

| | | | Years | Annually |
|---|---|---|---|---|
| Purchase Price of Equity | | $99,919 | | |
| Less: Book Value [1] | | 48,378 | | |
| Plus: Existing intangibles [1] | | 11,465 | | |
| Excess of Purchase Price over Tangible Book Value | | $63,006 | | |
| Amortization Expense (Book) | | | Years | Annually |
| Allocation % to Identifiable Intangibles | 25.0% | $15,752 | 7 | $2,250 |
| Financing Fees (See below for amortization periods) | | 773 | | 132 |
| Total | | $16,524 | | $2,382 |
| Non-Amortizable | | | | |
| Allocation % to Goodwill | 75.0% | $47,255 | | |
| Advisory Fees | | 695 | | |
| Amortizable for Tax Purposes [5] | | | Years | Annually |
| Intangible Assets - Goodwill | | $0 | 15 | $0 |
| Financing Fees (See below for amortization periods) | | 773 | | 132 |
| Total | | $773 | | $132 |
| Intangibles Deductible For Tax Purposes? | No | | | |

## Acquisition Fees

| | | | |
|---|---|---|---|
| % Advisory Fees (Buyer's Inv. Banking, Legal, etc.) | 1.0% | | |
| $ Advisory Fee | $695 | | |
| Senior Term Debt Fee % | 1.5% | Subordinated Debt Fee % | 2.0% |
| Deferred Senior Debt Fee $ | $383 | Deferred Sub. Debt Fee $ | $390 |
| Amortization Period | 5 | Amortization Period | 7 |
| Annual Amortization | $77 | Annual Amortization | $56 |

## Notes

(1) Based on preliminary balance sheet as of December 31, 2001.
(2) Represents fees of 1.5% on senior term debt and 2.0% on subordinated debt.
(3) Represents advisory fees of 1.0% of Enterprise Value.
(4) Projections provided by management.
(5) Goodwill not deductible for tax purposes.
(6) Purchase price excludes any transaction costs.

DRAFT

William Blair & Company®

# Appendix

William Blair & Company

# FINANCIAL DETAIL

| *($ in thousands)* | Actual | Forecast | | | | |
|---|---|---|---|---|---|---|
| | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 |
| **Revenue** | | | | | | |
| Software | $23,157 | $27,557 | $31,139 | $34,876 | $39,061 | $43,748 |
| Services | $28,157 | $28,438 | $29,860 | $31,353 | $32,921 | $34,567 |
| Maintenance | $38,889 | $42,000 | $46,201 | $50,821 | $55,903 | $61,493 |
| 3rd Party | $2,603 | $2,629 | $2,786 | $2,954 | $3,131 | $3,319 |
| **Total Revenue** | $92,806 | $100,624 | $109,986 | $120,003 | $131,015 | $143,127 |
| **Cost of Revenue** | | | | | | |
| Cost of Software | $4,010 | $4,600 | $5,200 | $5,700 | $6,270 | $7,085 |
| Cost of Services | $23,965 | $22,300 | $23,800 | $25,704 | $26,989 | $28,339 |
| Cost of Maintenance | $9,537 | $11,172 | $11,800 | $12,508 | $13,634 | $14,861 |
| Cost of 3rd Party | $2,380 | $2,366 | $2,532 | $2,709 | $2,898 | $3,087 |
| **Total Cost of Revenue** | $39,892 | $40,438 | $43,332 | $46,621 | $49,791 | $53,371 |
| **Gross Margin** | $52,913 | $60,186 | $66,655 | $73,382 | $81,224 | $89,755 |
| **Operating Expenses** | | | | | | |
| Product Development | $19,638 | $24,000 | $25,078 | $27,001 | $29,085 | $31,488 |
| Sales and Marketing | $15,547 | $15,930 | $17,800 | $19,000 | $21,000 | $23,000 |
| General & Administrative | $8,418 | $9,853 | $10,346 | $11,200 | $11,990 | $12,590 |
| **Total Operating Expenses** | $43,603 | $49,783 | $53,224 | $57,201 | $62,075 | $67,077 |
| **EBITA** | $9,311 | $10,403 | $13,431 | $16,182 | $19,148 | $22,678 |
| **Amortization of Goodwill** | $4,053 | $550 | $455 | $455 | $455 | $0 |
| **EBIT** | $5,258 | $9,853 | $12,976 | $15,727 | $18,693 | $22,678 |
| **Currency gain/loss** | ($111) | ($75) | $0 | $0 | $0 | $0 |
| **Interest Income- tax exempt** | $395 | $570 | $620 | $670 | $804 | $871 |
| **Interest Income taxable** | $159 | $281 | $305 | $330 | $396 | $429 |
| **Tax provision** | $3,222 | $4,059 | $5,359 | $6,479 | $7,703 | $9,324 |
| **Net Income** | $2,478 | $6,569 | $8,542 | $10,248 | $12,191 | $14,654 |
| Average Dilluted Shares | 15,278 | 15,425 | 15,575 | 15,750 | 15,925 | 16,100 |
| EPS Diluted | $0.16 | $0.43 | $0.55 | $0.65 | $0.77 | $0.91 |
| **Depreciation & Amortization** | | | | | | |
| Depreciation & Amortization(PP&E and GW) | $6,372 | $3,250 | $3,255 | $3,255 | $2,000 | $2,000 |
| Amortization of Cap SW | $1,364 | $1,450 | $1,450 | $1,450 | $1,450 | $1,450 |
| **Total Depreciation and Amortization** | $7,736 | $4,700 | $4,705 | $4,705 | $3,450 | $3,450 |
| **Capital Expenditures** | | | | | | |
| PP&E | $1,355 | $4,000 | $2,500 | $2,500 | $2,500 | $2,500 |
| Cap SW | $1,364 | $1,450 | $1,450 | $1,450 | $1,450 | $1,450 |
| **Total Capital Expenditures** | $2,719 | $5,450 | $3,950 | $3,950 | $3,950 | $3,950 |
| **EBITDA** | $12,994 | $14,553 | $17,681 | $20,432 | $22,143 | $26,128 |

DRAFT

# FINANCIAL DETAIL

| | Actual | Forecast | | | | |
|---|---|---|---|---|---|---|
| | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 |
| *% Margins* | | | | | | |
| *Revenue Components* | | | | | | |
| *Software* | 25.0% | 27.4% | 28.3% | 29.1% | 29.8% | 30.6% |
| *Services* | 30.3% | 28.3% | 27.1% | 26.1% | 25.1% | 24.2% |
| *Maintenance* | 41.9% | 41.7% | 42.0% | 42.3% | 42.7% | 43.0% |
| *3rd Party* | 2.8% | 2.6% | 2.5% | 2.5% | 2.4% | 2.3% |
| | | | | | | |
| *Cost of Revenue as a % of Sales* | | | | | | |
| Cost of Software | 4.3% | 4.6% | 4.7% | 4.7% | 4.8% | 5.0% |
| Cost of Services | 25.8% | 22.2% | 21.6% | 21.4% | 20.6% | 19.8% |
| Cost of Maintenance | 10.3% | 11.1% | 10.7% | 10.4% | 10.4% | 10.4% |
| Cost of 3rd Party | 2.6% | 2.4% | 2.3% | 2.3% | 2.2% | 2.2% |
| Total Cost of Revenue | 43.0% | 40.2% | 39.4% | 38.8% | 38.0% | 37.3% |
| | | | | | | |
| *Cost of Revenue as a % of Total Cost of Revenue* | | | | | | |
| Cost of Software | 10.1% | 11.4% | 12.0% | 12.2% | 12.6% | 13.3% |
| Cost of Services | 60.1% | 55.1% | 54.9% | 55.1% | 54.2% | 53.1% |
| Cost of Maintenance | 23.9% | 27.6% | 27.2% | 26.8% | 27.4% | 27.8% |
| Cost of 3rd Party | 6.0% | 5.9% | 5.8% | 5.8% | 5.8% | 5.8% |
| | | | | | | |
| *Other Margins* | | | | | | |
| *Gross Margin* | 57.0% | 59.8% | 60.6% | 61.2% | 62.0% | 62.7% |
| *EBITDA* | 14.0% | 14.5% | 16.1% | 17.0% | 16.9% | 18.3% |
| *EBIT* | 5.7% | 9.8% | 11.8% | 13.1% | 14.3% | 15.8% |
| *Net Income* | 2.7% | 6.5% | 7.8% | 8.5% | 9.3% | 10.2% |
| *Capital Expenditures* | 2.9% | 5.4% | 3.6% | 3.3% | 3.0% | 2.8% |
| | | | | | | |
| *% Growth Rate* | | | | | | |
| *Revenue* | | 8.4% | 9.3% | 9.1% | 9.2% | 9.2% |
| *Gross Margin* | | 13.7% | 10.7% | 10.1% | 10.7% | 10.5% |
| *EBITDA* | | 12.0% | 21.5% | 15.6% | 8.4% | 18.0% |
| *EBIT* | | 87.4% | 31.7% | 21.2% | 18.9% | 21.3% |
| *Net Income* | | 185.1% | 30.0% | 20.0% | 19.0% | 20.2% |
| *EPS* | | 162.5% | 28.8% | 18.6% | 17.7% | 18.9% |

DRAFT